EXHIBIT 10.2

                      FIRST AMENDMENT TO ESCROW AGREEMENT

     This FIRST AMENDMENT, dated as of January 30, 2001 (this "First Amendment"), to the Escrow Agreement, dated as of September 11, 2000 (the "Escrow Agreement"), is made by and between TIVO INC., a Delaware Corporation (the "Company"), AMERICA ONLINE, INC., a Delaware corporation (the "Purchaser"), and U.S. TRUST COMPANY, NATIONAL ASSOCIATION (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Escrow Agreement.

                              W I T N E S S E T H:
                              -------------------


     WHEREAS, Section 8 of the Escrow Agreement provides for the amendment of the Escrow Agreement upon the written consent of the Company, the Purchaser and the Escrow Agent;

     WHEREAS, the Purchaser and the Company are parties to the Investment Agreement, dated as of June 9, 2000, as amended by the First Amendment, dated as of September 11, 2000, and as amended by the Second Amendment, dated as of January 30, 2001 (as so amended, the "Investment Agreement");

     WHEREAS, pursuant to the Second Amendment to the Investment Agreement, the Purchaser and the Company have agreed to direct the Escrow Agent to release certain Escrowed Funds to the Company;

     WHEREAS, the Company, the Purchaser and the Escrow Agent desire to amend certain provisions of the Escrow Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

1.  Amendment to Section 3.  Section 3 of the Escrow Agreement is hereby amended
    ----------------------
by inserting the following new paragraph (c):

          "(c) Release of Escrowed Funds at the Direction of the Company and the Purchaser. All of the Escrowed Funds, or any portion thereof, shall be released by the Escrow Agent to the Company, the Purchaser or a third party, by wire transfer of immediately available funds to such account as the Company and the Purchaser shall designate in writing, upon receipt by the Escrow Agent of written instructions ("Joint Release Instructions") signed by both the Company and the Purchaser that (i) certify that both the Company and the Purchaser agree upon the release of the Escrowed Funds to the account designated, (ii) specify the amount of the Escrowed Funds to be released and (iii) specify the account information of the account to which the Escrowed Funds shall be transferred."

2.  Agreement to Release Escrowed Funds.  Pursuant to the Joint Release
    -----------------------------------
Instructions attached as Annex A hereto, the Purchaser and the Company hereby direct the Escrow Agent to release Escrowed Funds in the amount of forty-three million, five hundred thousand dollars ($43,500,000) to the Company.

3.  Governing Law.  This First Amendment shall be governed by and construed in
    -------------
accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

4.  Confidentiality.  With respect to the first press release or other public
    ---------------
announcement by the Company (the "Initial Press Release") and the first filing by the Company with the SEC (the "Initial SEC Release") which, in each case, includes information or statements concerning this First Amendment, any of the Related Agreements (as defined in the Second Amendment to the Investment Agreement) or any other agreements executed in connection herewith or therewith, or the matters contemplated hereby or thereby, the Company shall use its reasonable best efforts to cooperate with the Purchaser, furnish drafts of all such information or statements to the Purchaser, and provide the Purchaser with, in the case of the Initial Press Release, at least one hour and, in the case of the Initial SEC Filing, at least 24 hours, within which to review and comment upon any such information or statement. The Company shall reflect all reasonable comments and requests of the Purchaser received by the Company within the time set forth above in such information or statement prior to the release thereof; provided that the Company shall be entitled to file the Second Amendment, the Related Agreements and any other agreements executed in connection herewith or therewith with the SEC. The Company shall not release or permit the release of any such information or statement unless it has first complied with the foregoing. In the event the Company or any of its affiliates proposes to release any public information or statement (including any SEC filings) with respect to this First Amendment, any of the Related Agreements or any other agreements executed in connection herewith or therewith, or the matters contemplated hereby or thereby which is materially different in substance, prominence or context from the Initial Press Release or the Initial SEC Filings, then the Company shall be required to provide the Purchaser with the 24-hour advance notice and comment period in accordance with the foregoing prior to releasing any such information or statement.

5.  Counterparts.  This First Amendment may be executed in two or more
    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.  Effective Date; No Other Amendments.  Each of the parties hereto agrees that
    -----------------------------------
the amendments to the Escrow Agreement contained herein shall be effective as of the date and year first above written upon execution of this First Amendment by each party hereto. Except as expressly amended hereby, the provisions of the Escrow Agreement are hereby ratified and confirmed by the parties and shall remain in full force and effect. All references in the Escrow Agreement to "this Agreement" shall be read as references to the Escrow Agreement, as amended by this First Amendment.

     IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be executed by a duly authorized officer as of the day and year first written above.

                              AMERICA ONLINE, INC.


                              By: /s/ LYNDA CLARIZIO
                                  ------------------------------------
                                  Name:  Lynda Clarizio
                                  Title: Senior Vice President


                              TIVO INC.


                              By: /s/ DAVID H. COURTNEY
                                  ----------------------------------
                                  Name:  David H. Courtney
                                  Title: Senior Vice President, Finance &
                                         Administration


                              U.S. TRUST COMPANY, NATIONAL
                              ASSOCIATION


                              By: /s/ LAWRENCE E. GERQUEST
                                  -----------------------------------
                                  Name:  Lawrence E. Gerquest
                                  Title: Assistant Vice President

                                                                         Annex I
                           JOINT RELEASE INSTRUCTIONS

     JOINT RELEASE INSTRUCTIONS, dated ______, made by TIVO INC. (the "Company") and AMERICA ONLINE, INC. (the "Purchaser") pursuant to the Escrow Agreement, dated as of September 11, 2000, as amended by the First Amendment, dated as of January 30, 2001 (the "Escrow Agreement"). Capitalized terms used but not defined herein shall have the meanings given them in the Escrow Agreement.

     1. The Company and the Purchaser agree that Escrowed Funds in an aggregate amount of ___________________ shall be released as set forth herein.

     2. The Escrow Agent is hereby directed to release ____________________ to the following account of ____________________:
     [Account Information]

     3. The Escrow Agent is hereby directed to release ____________________ to the following account of ____________________:
          [Account Information]

                              AMERICA ONLINE, INC.


                              By: _____________________________
                                  Name:
                                  Title:

                              TIVO INC.


                              By: _____________________________
                                  Name:
                                  Title: